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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 28, 2002


            INDYMAC MBS, INC., (as depositor under the Pooling and
       Servicing Agreement, dated as of March 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Residential Asset
               Securization Trust 2002-A4, Mortgage Pass-Through
                         Certificates, Series 2002-D).

                               INDYMAC MBS, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

     Delaware                         333-82831               95-4791925
----------------------------          ---------               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)             File Number)          Identification No.)


155 North Lake Avenue
Pasadena, California                                91101
--------------------                                -----
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1   Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1   Tax Opinion of Sidley Austin Brown & Wood LLP
               (included in Exhibit 5.1)

        23.1   Consent of Sidley Austin Brown & Wood LLP
               (included in Exhibits 5.1 and 8.1)












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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            IndyMac MBS, Inc.



                                            By: /s/ Victor H. Woodworth
                                                ------------------------
                                                     Victor H. Woodworth
                                                     Vice President



Dated: March 28, 2002


















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                                 Exhibit Index

Exhibit                                                                  Page

5.1       Legality Opinion of Sidley Austin Brown & Wood LLP              5

8.1       Tax Opinion of Sidley Austin Brown & Wood LLP
          (included in Exhibit 5.1)                                       5

23.1      Consent of Sidley Austin Brown & Wood LLP
          (included in Exhibits 5.1 and 8.1)                              5







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